Exhibit 10.17

PROMISSORY NOTE

$37,976.00	Date:	March 30, 2011 Dallas, Texas

FOR VALUE RECEIVED, the undersigned, a Nevada corporation having an address set forth below its signature herein (“Borrower”), hereby promises to pay to the order of Kelly Larabee Morlan (“Lender”) at her address listed on the signature page hereto, the principal amount set forth above plus interest thereon from the date hereof, in U.S. Dollars in immediately available funds.

INTEREST.  Principal of this Note shall bear interest until payment in full at the rate of 10% per annum until payment in full of the principal sum of this Note.  Interest shall be computed on the basis of a three hundred sixty-five (365) day year and actual days elapsed.  Accrued interest is due and payable on the last calendar day of each month computed based on the entire outstanding principle.

PAYMENTS.  Payments shall be made in accordance with Schedule A hereto.  If any amount becomes due and payable hereunder on a Saturday, Sunday or public or other banking holiday under the law of the State of Texas, with respect to such amount the payment date shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate herein specified during such extension.

PRINCIPAL; MATURITY DATE. All outstanding principal and accrued and unpaid interest shall become due and payable on the date of the earliest of (i) march 31, 2012 and (ii) the acceleration of the maturity of the amounts due hereunder upon an Event of Default (as herein defined) in accordance with the provisions of this Note.

PREPAYMENT.  Borrower may prepay this Note in full or in part at any time without penalty.  All payments shall be applied by Lender as follows: first, to the payment of all accrued but unpaid fees, costs, or expenses under this Note; second, to the payment of interest on the amount of principal being repaid; third, to the repayment of principal under this Note; and fourth, the balance, if any, to Borrower or to whomsoever may be entitled to such amounts as determined by Lender in its reasonable discretion.

ADDITIONAL CONSIDERATION.  On the date of execution of this Promissory Note, as additional consideration to induce Lender to enter into this Promissory Note, Borrower agrees to issue to Lender and/or its assigns 1,194,215 shares of CornerWorld Corporation Common stock.

SECURITY.  The obligations of the Borrower hereunder will be unsecured.

EVENTS OF DEFAULT BORROWER; REMEDIES.  The occurrence of any of the following events (each, an “Event of Default”) for more than 5 Business Days (hereafter the “Cure Period”) after receipt of written notice from Lender to Borrower, shall, at the option of the Lender, make all sums of interest and principal of this Note immediately due and payable upon presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character:

(a)        default in the payment when due of interest or principal

(b)        insolvency, general assignment for the benefit of creditors, filing of any petition in bankruptcy or for relief under the provisions of the Bankruptcy Code or any other laws or laws for the relief of or relating to debtors, of, by, or against the Borrower of the indebtedness evidenced by this Note, provided that if any proceeding shall be instituted against any Borrower or any of their subsidiaries seeking to adjudicate it as bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period of 45 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against Borrower or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur;

WAIVERS.  Borrower waives demand and presentment for payment, notice of non-payment or dishonor, notice of protest and protest of this Note and any other notice required to be given by applicable law and agrees that its liability hereunder shall not be affected by any renewals, amendments or modifications of this Note, or extensions of the time of payment of all or any part of the amount owing hereunder at any time or times.

EXPENSES; ATTORNEYS’ FEES.  Borrower agrees to pay any and all court costs incurred by Lender in a legal action based on an Event of Default.  Borrower agrees to pay, to the extent allowed by law, reasonable attorneys’ fees, costs and expenses paid or incurred by Lender in connection with the collection or enforcement of this Note, including but not limited to reasonable attorneys’ fees, court costs, and costs incurred in connection with any bankruptcy proceedings, whether or not suit is filed.  Borrower agrees to pay in full all amounts due under this Note without setoff, counterclaim, or any deduction whatsoever.

MISCELLANEOUS.  No provision of this Note shall be waived, modified or limited except by a written agreement signed by Lender and Borrower.  The unenforceability of any provision of this Note shall not affect the enforceability or validity of any other provision hereof.  No delay or omission on the part of Lender in exercising any rights hereunder shall operate as a waiver of such right or of any other right under this Note.  This Note shall be binding upon the Borrower and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.  Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Note held by the Lender, irrespective of whether or not the Lender shall have made any demand under this Agreement and although such obligations may be unmatured.  The rights of each Lender under the preceding sentence are in addition to other rights and remedies (including other rights of setoff) which the Lender may have.

GOVERNING LAW; JURISDICTION.  This Note shall be governed by the laws of the State of Texas.  BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT IN THE STATE OF TEXAS AND CONSENTS TO THE PLACING OF VENUE IN DALLAS COUNTY OR OTHER COUNTY PERMITTED BY LAW, AND  TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS

BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR INSTRUMENT REFERRED TO HEREIN MAY NOT BE LITIGATED IN OR BY SUCH COURTS.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT.  NOTHING HEREIN SHALL AFFECT ANY RIGHT THAT THE PARTIES MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS NOTE IN THE COURTS OF ANY OTHER JURISDICTION.  EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

VENUE.  The undersigned consents to the nonexclusive jurisdiction and venue of the state or federal courts located in the City of Dallas, Texas.

TRIAL BY JURY.  The undersigned hereby waives any right to a trial by jury in any action or proceeding arising out of or in connection with this Note, or any other claim or dispute between the undersigned and the Lender.

ESCROW.  The proceeds of the principal amount hereunder shall be held in escrow pending the execution and delivery of the Stock Purchase Agreement and the consummation of the transactions thereunder.  In the event that the Stock Purchase Agreement shall not be executed and delivered and the transactions thereunder not consummated, the proceeds shall be promptly returned to the Lender.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Note the day and year first above written.

CORNERWORLD CORPORATION

By _/s/ Scott N. Beck

Name: Scott N. Beck

Title:   Chairman and Chief Executive Officer

Address:

13101 Preston Road

Suite 100

Dallas, Texas 75240

By _/s/ Kelly Larabee Morlan

Name: Kelly Larabee Morlan

An individual

Schedule A

Scheduled Payment Date	Amount
April 30, 2011	$3,165
May 31, 2011	$3,165
June 30, 2011	$3,165
July 31, 2011	$3,165
August 31, 2011	$3,165
September 30, 2011	$3,165
October 31, 2011	$3,165
November 30, 2011	$3,165
December 31, 2011	$3,165
January 31, 2012	$3,165
February 29, 2012	$3,165
March 31, 2012	$3,165